SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 30, 2004

WARWICK VALLEY TELEPHONE COMPANY

(Exact Name of Registrant as Specified in Charter)

NEW YORK	0-11174	14-1160510

(State or Other Jurisdiction	(Commission	(IRS employer
of Incorporation)	File Number)	Identification No.)

47 MAIN STREET, WARWICK, NEW YORK	10990

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (845) 986-8080

(Former name or former address, if changed since last report)

ITEM 12. FINANCIAL STATEMENTS AND EXHIBITS.

Lynn Pike, President of Warwick Valley Telephone Company (“the Company”) discussed certain aspects of the Company’s business at its Annual Shareholders Meeting on April 30, 2004. The text of his presentation, as presented is in exhibit Item 20.

The following exhibit is filed herewith:

20.	Presentation at Annual Stockholders Meeting on April 30, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY

Dated: April 30, 2004	By:	/s/ M. Lynn Pike

Name: M. Lynn Pike
Title: President